UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 17, 2002



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on January 17, 2002.


FOR IMMEDIATE RELEASE:                                        January 17, 2002

                      SIMMONS FIRST ANNOUNCES 2001 EARNINGS
                      -------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced earnings of $16,528,000, or $2.31 diluted earnings per share for the year ended December 31, 2001. The diluted earnings per share reflect a decrease of $0.27 when compared to the 2000 year end diluted earnings of $2.58.

     Earnings for the fourth quarter of 2001 were $3,951,000 or $0.55 diluted earnings per share. The diluted earnings per share reflect a decrease of $0.14 when compared to the fourth quarter 2000 diluted earnings of $0.69.

     According to J. Thomas May, Chairman, President and Chief Executive Officer, "The banking industry has had margin pressures most of the year due to the rapid decrease in interest rates. Simmons First has been impacted to a greater degree due to Arkansas' usury law, which was tied to the Federal Reserve's discount rate. Since December 2000, the discount rate has dropped 475 basis points, thus we were forced to decrease the rates in our credit card portfolio to a level that was significantly below the market."

     May also commented, "The margin challenges, created by the Arkansas usury law during periods of volatile interest rates, have been eliminated by the confirmation of the Gramm-Leach-Bliley Act by the Eight Circuit Court of Appeals in October 2001. This Federal legislation, in essence, overrides the Arkansas usury law, and provides banks greater flexibility to deal with interest rate movements like we have had the past two years. Since interest rates are no longer tied to the federal discount rate, banks can control the pricing of their loans based on market instead of an arbitrary formula. We expect the usury relief to have a positive impact on earnings during 2002."

     Because of the Corporation's cash acquisitions, cash earnings (net income excluding amortization of intangibles) are an integral component of earnings. Year-to-date diluted cash earnings, on a per share basis, as of December 31, 2001 were $2.59. Cash return on average assets was 0.96% and cash return on average stockholders' equity was 10.41% for the year ended December 31, 2001. Diluted cash earnings for the fourth quarter of 2001 were $0.62 per share.

     Total assets for the Corporation at December 31, 2001, were $2.0 billion, an increase of $105 million, or 5.5%, over the same figure at December 31, 2000. Stockholders' equity at December 31, 2001 was $182.4 million, a $9.0 million, or 5.2%, increase from December 31, 2000.

     The December 31, 2001 allowance for loan losses as a percent of total loans was 1.63%, which is unchanged from December 31, 2000. As of December 31, 2001, non-performing loans were 1.19% of total loans and the allowance for loan losses equaled 137% of non-performing loans.

CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, January 17, 2002. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 2872820 and the recording will be available through the end of business January 24, 2002. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company's seven banks are conducting financial operations from 65 offices in 33 communities.

                                      ####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA


--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



Simmons First National Corporation                                                                                            SFNCA
Consolidated End of Period Balance Sheets
For the Quarters Ended                                         Dec 31         Sep 30        Jun 30          Mar 31         Dec 31
(In thousands)                                                  2001           2001          2001            2001           2000
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS
Cash and non-interest bearing balances due from banks       $    81,785    $    66,429    $    68,053    $    66,375    $    77,495
Interest bearing balances due from banks                         55,356         84,153         62,035         29,838         12,990
Federal funds sold and securities purchased
 under agreements to resell                                      57,700         77,650         52,650         85,000         20,650
                                                            -----------    -----------    -----------    -----------    -----------
    Cash and cash equivalents                                   194,841        228,232        182,738        181,213        111,135

Investment securities                                           447,305        391,617        382,244        372,775        398,483
Mortgage loans held for sale                                     24,971         22,340         21,457         16,494          8,934
Assets held in trading accounts                                     896            285            162             43          1,127

Loans                                                         1,258,784      1,298,543      1,298,212      1,280,400      1,294,710
   Allowance for loan losses                                    (20,496)       (21,361)       (21,221)       (21,368)       (21,157)
                                                            -----------    -----------    -----------    -----------    -----------
Net loans                                                     1,238,288      1,277,182      1,276,991      1,259,032      1,273,553

Premises and equipment                                           45,537         45,874         45,831         46,288         46,597
Foreclosed assets held for sale, net                              1,084          1,081          1,252          1,211          1,104
Interest receivable                                              15,764         16,968         17,248         17,476         18,878
Intangible assets tax deductible, net                            30,257         30,925         31,592         32,284         32,944
Intangible assets non tax deductible, net                         1,929          2,014          2,106          2,172          2,297
Other assets                                                     16,046         15,394         16,924         16,609         17,441
                                                            -----------    -----------    -----------    -----------    -----------

                      TOTAL ASSETS                          $ 2,016,918    $ 2,031,912    $ 1,978,545    $ 1,945,597    $ 1,912,493
                                                            ===========    ===========    ===========    ===========    ===========
LIABILITIES
Non-interest bearing transaction accounts                   $   247,235    $   219,602    $   228,233    $   214,632    $   213,312
Interest bearing transaction accounts and savings deposits      517,856        471,093        465,872        465,490        471,609
Time deposits less than $100,000                                580,228        599,196        585,430        596,686        595,696
Time deposits greater than $100,000                             341,085        385,913        351,523        348,167        324,969
                                                            -----------    -----------    -----------    -----------    -----------
        Total deposits                                        1,686,404      1,675,804      1,631,058      1,624,975      1,605,586
                                                            -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
 sold under agreements to repurchase                             86,635        101,332         94,990         76,531         67,250
Short-term debt                                                   3,801         12,865         10,204          6,298          4,070
Long-term debt - parent company                                  12,000         12,000         14,000         14,841         14,857
Long-term FHLB debt - affiliate banks                            12,900         13,028         13,241          9,366          9,574
Trust preferred securities                                       17,250         17,250         17,250         17,250         17,250
Accrued interest and other liabilities                           15,565         18,481         19,239         21,335         20,563
                                                            -----------    -----------    -----------    -----------    -----------
                    TOTAL LIABILITIES                         1,834,555      1,850,760      1,799,982      1,770,596      1,739,150
                                                            -----------    -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY
  Capital stock                                                   7,087          7,090          7,101          7,072          7,181
  Surplus                                                        45,278         45,497         45,918         45,355         47,964
  Undivided profits                                             128,519        126,198        124,224        121,301        118,232
  Accumulated other comprehensive income
   Unrealized appreciation (depreciation) on AFS securities       1,479          2,367          1,320          1,273            (34)
                                                            -----------    -----------    -----------    -----------    -----------
               TOTAL STOCKHOLDERS' EQUITY                       182,363        181,152        178,563        175,001        173,343
                                                            -----------    -----------    -----------    -----------    -----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 2,016,918    $ 2,031,912    $ 1,978,545    $ 1,945,597    $ 1,912,493
                                                            ===========    ===========    ===========    ===========    ===========



Simmons First National Corporation                                                                                        SFNCA
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended                                     Dec 31        Sep 30         Jun 30          Mar 31        Dec 31
(In thousands)                                              2001          2001           2001            2001          2000
                                                        -----------    -----------    -----------    -----------   ------------
ASSETS
Cash and non-interest bearing balances due from banks   $    68,699    $    64,940    $    63,036    $    62,928    $    58,503
Interest bearing balances due from banks                     67,989         49,291         33,943         25,202         17,775
Federal funds sold and securities purchased
 under agreements to resell                                  76,413         42,577         47,674         46,205         14,364
                                                        -----------    -----------    -----------    -----------    -----------
    Cash and cash equivalents                               213,101        156,808        144,653        134,335         90,642

Investment securities - held-to-maturity                    193,522        205,844        207,739        191,369        184,184
Investment securities - available-for-sale                  220,949        182,367        172,145        197,562        217,234
Mortgage loans held for sale                                 25,046         19,557         17,913         11,263          8,919
Assets held in trading accounts                               1,939            260            246            693            823

Loans                                                     1,282,715      1,307,639      1,289,129      1,287,630      1,273,298
   Allowance for loan losses                                (21,289)       (21,431)       (21,720)       (21,580)       (21,118)
                                                        -----------    -----------    -----------    -----------    -----------
Net loans                                                 1,261,426      1,286,208      1,267,409      1,266,050      1,252,180

Premises and equipment                                       45,759         45,918         46,134         46,499         46,311
Foreclosed assets held for sale, net                          1,068          1,239          1,295          1,130          1,148
Interest receivable                                          16,771         17,701         17,748         18,325         19,286
Intangible assets, net                                       32,554         33,310         34,084         34,840         35,383
Other assets                                                 17,315         17,127         16,187         17,231         17,210
                                                        -----------    -----------    -----------    -----------    -----------

                  TOTAL ASSETS                          $ 2,029,450    $ 1,966,339    $ 1,925,553    $ 1,919,297    $ 1,873,320
                                                        ===========    ===========    ===========    ===========    ===========


LIABILITIES
Non-interest bearing transaction accounts               $   222,254    $   210,246    $   208,812    $   202,688    $   195,590
Interest bearing transaction accounts                       148,547        147,361        149,449        146,592        148,975
Savings deposits                                            340,623        321,576        312,982        315,424        305,894
Time deposits less than $100,000                            591,893        597,655        582,075        596,990        599,025
Time deposits greater than $100,000                         370,158        362,972        356,517        333,952        308,136
                                                        -----------    -----------    -----------    -----------    -----------
        Total deposits                                    1,673,475      1,639,810      1,609,835      1,595,646      1,557,620
                                                        -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
 sold under agreements to repurchase                        107,891         72,759         69,294         81,472         77,054
Short-term debt                                               6,059         10,519          6,885          6,156          6,832
Long-term debt                                               42,215         43,007         42,323         41,538         41,762
Accrued interest and other liabilities                       16,572         19,199         20,058         19,595         18,520
                                                        -----------    -----------    -----------    -----------    -----------
                TOTAL LIABILITIES                         1,846,212      1,785,294      1,748,395      1,744,407      1,701,788
                                                        -----------    -----------    -----------    -----------    -----------

           TOTAL STOCKHOLDERS' EQUITY                       183,238        181,045        177,158        174,890        171,532
                                                        -----------    -----------    -----------    -----------    -----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 2,029,450    $ 1,966,339    $ 1,925,553    $ 1,919,297    $ 1,873,320
                                                        ===========    ===========    ===========    ===========    ===========



Simmons First National Corporation                                                                                        SFNCA
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended                                     Dec 31         Sep 30         Jun 30         Mar 31         Dec 31
(In thousands)                                              2001           2001           2001           2001           2000
                                                        -----------    -----------    -----------    -----------    -----------
ASSETS
Cash and non-interest bearing balances due from banks   $    64,916    $    63,642    $    62,982    $    62,928    $    54,011
Interest bearing balances due from banks                     44,238         36,234         29,597         25,202         14,495
Federal funds sold and securities purchased
 under agreements to resell                                  52,742         44,765         46,943         46,205         22,170
                                                        -----------    -----------    -----------    -----------    -----------
    Cash and cash equivalents                               161,896        144,641        139,522        134,335         90,676

Investment securities - held-to-maturity                    199,642        201,704        199,599        191,369        176,351
Investment securities - available-for-sale                  193,290        183,969        184,784        197,562        227,638
Mortgage loans held for sale                                 18,486         16,275         14,607         11,263          7,285
Assets held in trading accounts                                 786            398            468            693          1,507

Loans                                                     1,291,808      1,294,873      1,288,384      1,287,630      1,199,288
   Allowance for loan losses                                (21,507)       (21,576)       (21,650)       (21,580)       (19,284)
                                                        -----------    -----------    -----------    -----------    -----------
Net loans                                                 1,270,301      1,273,297      1,266,734      1,266,050      1,180,004

Premises and equipment                                       46,075         46,182         46,316         46,499         43,362
Foreclosed assets held for sale, net                          1,183          1,222          1,213          1,130          1,226
Interest receivable                                          17,632         17,923         18,035         18,325         17,387
Intangible assets, net                                       33,691         34,073         34,461         34,840         30,813
Other assets                                                 16,966         16,845         16,704         17,231         17,765
                                                        -----------    -----------    -----------    -----------    -----------

                  TOTAL ASSETS                          $ 1,959,948    $ 1,936,529    $ 1,922,443    $ 1,919,297    $ 1,794,014
                                                        ===========    ===========    ===========    ===========    ===========


LIABILITIES
Non-interest bearing transaction accounts               $   211,052    $   207,277    $   205,767    $   202,688    $   188,220
Interest bearing transaction accounts                       147,991        147,804        148,028        146,592        145,582
Savings deposits                                            322,717        316,683        314,196        315,424        299,297
Time deposits less than $100,000                            592,155        592,242        589,491        596,990        587,140
Time deposits greater than $100,000                         356,017        351,253        345,298        333,952        273,129
                                                        -----------    -----------    -----------    -----------    -----------
        Total deposits                                    1,629,932      1,615,259      1,602,780      1,595,646      1,493,368
                                                        -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
 sold under agreements to repurchase                         82,371         73,770         75,349         81,472         64,304
Short-term debt                                               7,413          7,869          6,523          6,156          9,371
Long-term debt                                               42,275         42,296         41,932         41,538         43,255
Accrued interest and other liabilities                       18,848         19,615         19,829         19,595         17,199
                                                        -----------    -----------    -----------    -----------    -----------
                TOTAL LIABILITIES                         1,780,839      1,758,809      1,746,413      1,744,407      1,627,497
                                                        -----------    -----------    -----------    -----------    -----------

           TOTAL STOCKHOLDERS' EQUITY                       179,109        177,720        176,030        174,890        166,517
                                                        -----------    -----------    -----------    -----------    -----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,959,948    $ 1,936,529    $ 1,922,443    $ 1,919,297    $ 1,794,014
                                                        ===========    ===========    ===========    ===========    ===========




Simmons First National Corporation                                                                                 SFNCA
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended                                               Dec 31     Sep 30     Jun 30     Mar 31     Dec 31
(In thousands, except per share data)                                 2001       2001       2001       2001       2000
                                                                    --------   --------   --------   --------   --------
INTEREST INCOME
   Loans                                                            $ 25,725   $ 27,298   $ 28,368   $ 29,161   $ 30,415
   Federal funds sold and securities purchased
    under agreements to resell                                           387        347        504        639        237
   Investment securities                                               4,783      5,042      5,261      5,700      5,848
   Mortgage loans held for sale, net of unrealized gains (losses)        401        303        267        172        160
   Assets held in trading accounts                                        28          1          2          7          7
   Interest bearing balances due from banks                              383        400        354        335        276
                                                                    --------   --------   --------   --------   --------
           TOTAL INTEREST INCOME                                      31,707     33,391     34,756     36,014     36,943
                                                                    --------   --------   --------   --------   --------
INTEREST EXPENSE
   Time deposits                                                      11,478     12,972     13,601     13,897     13,818
   Other deposits                                                      1,794      2,350      2,683      3,181      3,471
   Federal funds purchased and securities
    sold under agreements to repurchase                                  535        592        690      1,057      1,179
   Short-term debt                                                        53        100         76        104        105
   Long-term debt                                                        811        830        840        819        843
                                                                    --------   --------   --------   --------   --------
           TOTAL INTEREST EXPENSE                                     14,671     16,844     17,890     19,058     19,416
                                                                    --------   --------   --------   --------   --------
NET INTEREST INCOME                                                   17,036     16,547     16,866     16,956     17,527
   Provision for loan losses                                           2,709      3,429      1,967      1,853      1,994
                                                                    --------   --------   --------   --------   --------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                    14,327     13,118     14,899     15,103     15,533
                                                                    --------   --------   --------   --------   --------
NON-INTEREST INCOME
   Trust income                                                        1,310      1,443      1,249      1,407      1,282
   Service charges on deposit accounts                                 2,317      2,226      2,307      2,101      2,190
   Other service charges and fees                                        379        408        438        528        398
   Income on sale of mortgage loans, net of commissions                  930        781        813        624        450
   Income on investment banking, net of commissions                      154        298        178        162         71
   Credit card fees                                                    2,694      2,669      2,666      2,456      2,851
   Other income                                                          644        901        660        815        513
   Gain on sale of securities, net                                        11          -          -          -          -
                                                                    --------   --------   --------   --------   --------
           TOTAL NON-INTEREST INCOME                                   8,439      8,726      8,311      8,093      7,755
                                                                    --------   --------   --------   --------   --------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                      9,255      9,058      8,902      9,003      8,262
   Occupancy expense, net                                              1,167      1,183      1,094      1,166      1,043
   Furniture & equipment expense                                       1,327      1,250      1,338      1,336      1,355
   Loss on foreclosed assets                                              39        165         87         75         60
   Deposit insurance                                                      77         76         77         76         43
   Other operating expenses                                            5,448      5,422      5,348      5,161      5,288
                                                                    --------   --------   --------   --------   --------
           TOTAL NON-INTEREST EXPENSE                                 17,313     17,154     16,846     16,817     16,051
                                                                    --------   --------   --------   --------   --------
NET INCOME BEFORE INCOME TAXES                                         5,453      4,690      6,364      6,379      7,237
   Provision for income taxes                                          1,502      1,154      1,877      1,825      2,270
                                                                    --------   --------   --------   --------   --------
NET INCOME                                                          $  3,951   $  3,536   $  4,487   $  4,554   $  4,967
                                                                    ========   ========   ========   ========   ========
BASIC EARNINGS PER SHARE                                            $   0.56   $   0.50   $   0.63   $   0.64   $   0.69
                                                                    ========   ========   ========   ========   ========
DILUTED EARNINGS PER SHARE                                          $   0.55   $   0.49   $   0.63   $   0.64   $   0.69
                                                                    ========   ========   ========   ========   ========



Simmons First National Corporation                                                                                      SFNCA
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended                                                Dec 31      Sep 30      Jun 30      Mar 31      Dec 31
(In thousands, except per share data)                                  2001        2001        2001        2001        2000
                                                                    ---------   ---------   ---------   ---------   ---------
INTEREST INCOME
   Loans                                                            $ 110,552   $  84,827   $  57,529   $  29,161   $ 110,112
   Federal funds sold and securities purchased
     under agreements to resell                                         1,877       1,490       1,143         639       1,366
   Investment securities                                               20,786      16,003      10,961       5,700      23,585
   Mortgage loans held for sale, net of unrealized gains (losses)       1,143         742         439         172         542
   Assets held in trading accounts                                         38          10           9           7          95
   Interest bearing balances due from banks                             1,472       1,089         689         335         890
                                                                    ---------   ---------   ---------   ---------   ---------
           TOTAL INTEREST INCOME                                      135,868     104,161      70,770      36,014     136,590
                                                                    ---------   ---------   ---------   ---------   ---------
INTEREST EXPENSE
   Time deposits                                                       51,948      40,470      27,498      13,897      49,055
   Other deposits                                                      10,008       8,214       5,864       3,181      12,816
   Federal funds purchased and securities
     sold under agreements to repurchase                                2,874       2,339       1,747       1,057       3,669
   Short-term debt                                                        333         280         180         104         516
   Long-term debt                                                       3,300       2,489       1,659         819       3,473
                                                                    ---------   ---------   ---------   ---------   ---------
           TOTAL INTEREST EXPENSE                                      68,463      53,792      36,948      19,058      69,529
                                                                    ---------   ---------   ---------   ---------   ---------
NET INTEREST INCOME                                                    67,405      50,369      33,822      16,956      67,061
   Provision for loan losses                                            9,958       7,249       3,820       1,853       7,531
                                                                    ---------   ---------   ---------   ---------   ---------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                     57,447      43,120      30,002      15,103      59,530
                                                                    ---------   ---------   ---------   ---------   ---------
NON-INTEREST INCOME
   Trust income                                                         5,409       4,099       2,656       1,407       5,282
   Service charges on deposit accounts                                  8,951       6,634       4,408       2,101       7,998
   Other service charges and fees                                       1,753       1,374         966         528       1,804
   Income on sale of mortgage loans, net of commissions                 3,148       2,218       1,437         624       1,727
   Income on investment banking, net of commissions                       792         638         340         162         259
   Credit card fees                                                    10,485       7,791       5,122       2,456      10,522
   Other income                                                         3,020       2,376       1,475         815       2,763
   Gain on sale of securities, net                                         11           -           -           -           -
                                                                    ---------   ---------   ---------   ---------   ---------
           TOTAL NON-INTEREST INCOME                                   33,569      25,130      16,404       8,093      30,355
                                                                    ---------   ---------   ---------   ---------   ---------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                      36,218      26,963      17,905       9,003      33,544
   Occupancy expense, net                                               4,610       3,443       2,260       1,166       3,873
   Furniture & equipment expense                                        5,251       3,924       2,674       1,336       5,246
   Loss on foreclosed assets                                              366         327         162          75         254
   Deposit insurance                                                      306         229         153          76         299
   Other operating expenses                                            21,379      15,931      10,509       5,161      19,340
                                                                    ---------   ---------   ---------   ---------   ---------
           TOTAL NON-INTEREST EXPENSE                                  68,130      50,817      33,663      16,817      62,556
                                                                    ---------   ---------   ---------   ---------   ---------
NET INCOME BEFORE INCOME TAXES                                         22,886      17,433      12,743       6,379      27,329
   Provision for income taxes                                           6,358       4,856       3,702       1,825       8,460
                                                                    ---------   ---------   ---------   ---------   ---------
NET INCOME                                                          $  16,528   $  12,577   $   9,041   $   4,554   $  18,869
                                                                    =========   =========   =========   =========   =========
BASIC EARNINGS PER SHARE                                            $    2.33   $    1.77   $    1.27   $    0.64   $    2.59
                                                                    =========   =========   =========   =========   =========
DILUTED EARNINGS PER SHARE                                          $    2.31   $    1.76   $    1.27   $    0.64   $    2.58
                                                                    =========   =========   =========   =========   =========




Simmons First National Corporation                                                                                           SFNCA
Consolidated Risk-Based Capital
For the Quarters Ended                                    Dec 31          Sep 30          Jun 30          Mar 31         Dec 31
(In thousands)                                             2001            2001            2001            2001           2000
                                                       -----------     -----------     -----------     -----------    ------------
Tier 1 capital
   Stockholders' equity                                $   182,363     $   181,152     $   178,563     $   175,001     $   173,343
   Trust preferred securities                               17,250          17,250          17,250          17,250          17,250
   Intangible assets                                       (32,186)        (32,939)        (33,698)        (34,456)        (35,241)
   Unrealized (gain) loss on AFS securities                 (1,479)         (2,367)         (1,320)         (1,273)             34
   Debt issuance costs                                        (881)           (889)           (898)           (907)           (916)
                                                       -----------     -----------     -----------     -----------     -----------

      Total Tier 1 capital                                 165,067         162,207         159,897         155,615         154,470
                                                       -----------     -----------     -----------     -----------     -----------

Tier 2 capital
   Qualifying unrealized gain on AFS securities                370             406             366             367             475
   Qualifying allowance for loan losses                     16,209          16,570          16,376          16,059          16,193
                                                       -----------     -----------     -----------     -----------     -----------

      Total Tier 2 capital                                  16,579          16,976          16,742          16,426          16,668
                                                       -----------     -----------     -----------     -----------     -----------

      Total risk-based capital                         $   181,646     $   179,183     $   176,639     $   172,041     $   171,138
                                                       ===========     ===========     ===========     ===========     ===========

Risk weighted assets                                   $ 1,292,798     $ 1,322,196     $ 1,305,274     $ 1,279,382     $ 1,290,494
                                                       ===========     ===========     ===========     ===========     ===========

Assets for leverage ratio                              $ 1,996,383     $ 1,932,511     $ 1,890,957     $ 1,883,934     $ 1,837,163
                                                       ===========     ===========     ===========     ===========     ===========

Ratios at end of quarter
   Leverage ratio                                            8.27%           8.39%           8.46%           8.26%           8.41%
   Tier 1 capital                                           12.77%          12.27%          12.25%          12.16%          11.97%
   Total risk-based capital                                 14.05%          13.55%          13.53%          13.45%          13.26%





Simmons First National Corporation                                                                                            SFNCA
Consolidated Loans and Investments
For the Quarters Ended                                     Dec 31          Sep 30          Jun 30          Mar 31          Dec 31
(In thousands)                                              2001            2001            2001            2001            2000
                                                        -----------     -----------     -----------     -----------     -----------
Loan Portfolio - End of Period
------------------------------
 Consumer
    Credit cards                                        $   196,710     $   187,738     $   187,880     $   185,411     $   197,567
    Student loans                                            74,860          73,467          71,619          74,562          67,145
    Other consumer                                          179,138         187,199         186,246         187,408         192,595
 Real Estate
    Construction                                             83,628          80,070          73,348          70,123          69,169
    Single-family residential                               224,181         232,192         236,856         240,049         244,479
    Other commercial                                        263,539         279,464         284,521         284,488         287,170
    Unearned income                                             (59)            (70)            (80)            (91)           (102)
 Commercial
    Commercial                                              153,617         161,245         166,892         173,040         161,134
    Agricultural                                             60,794          76,066          70,538          49,274          57,164
    Financial institutions                                    5,861           7,099           6,146           4,741           2,339
 Other                                                       16,515          14,073          14,246          11,395          16,050
                                                        -----------     -----------     -----------     -----------     -----------

       Total Loans                                      $ 1,258,784     $ 1,298,543     $ 1,298,212     $ 1,280,400     $ 1,294,710
                                                        ===========     ===========     ===========     ===========     ===========

Investment Securities - End of Period
-------------------------------------
 Held-to-Maturity
    U.S. Treasury                                       $    27,528     $    31,310     $    31,072     $    24,702     $    21,923
    U.S. Government agencies                                 36,992          40,024          54,406          60,997          40,965
    Mortgage-backed securities                                6,681           8,094           9,005          10,153          11,065
    State and political subdivisions                        119,824         118,504         117,747         109,076         110,380
    Other securities                                            100             100             129             178              80
                                                        -----------     -----------     -----------     -----------     -----------
       Total held-to-maturity                               191,125         198,032         212,359         205,106         184,413
                                                        -----------     -----------     -----------     -----------     -----------
 Available-for-Sale
    U.S. Treasury                                            18,408          20,531          20,146          21,655          24,037
    U.S. Government agencies                                215,490         145,068         120,146         113,219         156,436
    Mortgage-backed securities                                7,004          12,367          13,410          14,501          15,181
    State and political subdivisions                          5,399           5,720           6,710           6,912           6,821
    FHLB stock                                                4,377           4,331           4,276           6,267           6,165
    Other securities                                          5,502           5,568           5,197           5,115           5,430
                                                        -----------     -----------     -----------     -----------     -----------
       Total available-for-sale                             256,180         193,585         169,885         167,669         214,070
                                                        -----------     -----------     -----------     -----------     -----------

       Total investment securities                      $   447,305     $   391,617     $   382,244     $   372,775     $   398,483
                                                        ===========     ===========     ===========     ===========     ===========

       Fair Value - HTM investment securities           $   194,502     $   202,965     $   215,894     $   208,641     $   185,663
                                                        ===========     ===========     ===========     ===========     ===========

Investment Securities - QTD Average
-----------------------------------
 Taxable securities                                     $   290,310     $   262,928     $   260,941     $   273,507     $   286,447
 Tax exempt securities                                      124,161         125,283         118,943         115,424         114,971
                                                        -----------     -----------     -----------     -----------     -----------

    Total investment securities - QTD average           $   414,471     $   388,211     $   379,884     $   388,931     $   401,418
                                                        ===========     ===========     ===========     ===========     ===========



Simmons First National Corporation                                                                                            SFNCA
Consolidated Allowance and Asset Quality
For the Quarters Ended                                           Dec 31         Sep 30         Jun 30        Mar 31          Dec 31
(In thousands)                                                    2001           2001           2001          2001            2000
                                                                -------        -------        -------       -------         -------
Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                                  $21,361        $21,221        $21,368        $21,157        $20,691
                                                                -------        -------        -------        -------        -------
 Loans charged off
    Credit card                                                   1,173          1,101          1,192            965            962
    Other consumer                                                  907            958            581            617            630
    Real estate                                                     290            454            425            209            211
    Commercial                                                    1,683          1,160            362            271            474
                                                                -------        -------        -------        -------        -------
       Total loans charged off                                    4,053          3,673          2,560          2,062          2,277
                                                                -------        -------        -------        -------        -------

 Recoveries of loans previously charged off
    Credit card                                                     128            127            129            131            121
    Other consumer                                                   85            195            196            192            149
    Real estate                                                      15             24             44             63              2
    Commercial                                                      251             38             77             34             27
                                                                -------        -------        -------        -------        -------
       Total recoveries                                             479            384            446            420            299
                                                                -------        -------        -------        -------        -------
    Net loans charged off                                         3,574          3,289          2,114          1,642          1,978
 Allowance for loan losses of acquired branches                       -              -              -              -            450
 Provision for loan losses                                        2,709          3,429          1,967          1,853          1,994
                                                                -------        -------        -------        -------        -------
 Balance, end of quarter                                        $20,496        $21,361        $21,221        $21,368        $21,157
                                                                =======        =======        =======        =======        =======
Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                              $ 5,760        $ 5,940        $ 6,366        $ 4,862        $ 4,739
       Commercial                                                 3,503          3,671          3,144          2,872            791
       Consumer                                                   2,693          3,154          2,975          2,083          2,682
                                                                -------        -------        -------        -------        -------
          Total nonaccrual loans                                 11,956         12,765         12,485          9,817          8,212
    Loans past due 90 days or more                                2,991          3,035          2,656          2,121          2,752
                                                                -------        -------        -------        -------        -------
             Total non-performing loans                          14,947         15,800         15,141         11,938         10,964
                                                                -------        -------        -------        -------        -------

 Other non-performing assets
    Foreclosed assets held for sale                               1,084          1,081          1,252          1,211          1,104
    Other non-performing assets                                     631            187            247            147            196
                                                                -------        -------        -------        -------        -------
       Total other non-performing assets                          1,715          1,268          1,499          1,358          1,300
                                                                -------        -------        -------        -------        -------

          Total non-performing assets                           $16,662        $17,068        $16,640        $13,296        $12,264
                                                                =======        =======        =======        =======        =======
Ratios
------
 Allowance for loan losses to total loans                         1.63%          1.64%          1.63%          1.67%          1.63%
 Allowance for loan losses to
    non-performing loans                                        137.12%        135.20%        140.16%        178.99%        192.97%
 Allowance for loan losses to
    non-performing assets                                       123.01%        125.15%        127.53%        160.71%        172.51%
 Non-performing loans to total loans                              1.19%          1.22%          1.17%          0.93%          0.85%
 Non-performing assets to total assets                            0.83%          0.84%          0.84%          0.68%          0.64%



Simmons First National Corporation                                                                                SFNCA
Consolidated - Selected Financial Data
For the Quarters Ended                                 Dec 31         Sep 30       Jun 30        Mar 31         Dec 31
(In thousands, except share data)                       2001           2001         2001          2001           2000
                                                     ----------     ---------     ---------     ---------     ---------
QUARTER-TO-DATE
---------------
 Diluted earnings per share                          $     0.55     $    0.49     $    0.63     $    0.64     $    0.69
 Diluted cash earnings per share                           0.62          0.56          0.70          0.71          0.75
 Cash dividends declared  - per common share               0.23          0.22          0.22          0.21          0.21
 Cash dividends declared - amount                         1,630         1,562         1,564         1,485         1,507
 Cash earnings                                            4,447         4,036         4,963         5,072         5,501
 Return on average stockholders' equity                   8.55%         7.75%        10.16%        10.56%        11.52%
 Cash return on average stockholders' equity              9.69%         8.91%        11.32%        11.85%        12.86%
 Return on average assets                                 0.77%         0.71%         0.93%         0.96%         1.05%
 Cash return on average assets                            0.88%         0.83%         1.05%         1.09%         1.19%
 Net interest margin (FTE)                                3.79%         3.81%         4.00%         4.08%         4.23%
 FTE Adjustment                                             832           814           787           750           743
 Amortization of intangibles                                751           760           728           785           808
 Amortization of intangibles, net of taxes                  496           500           476           518           534
 Average shares outstanding                           7,085,897     7,100,229     7,086,745     7,121,100     7,236,853
 Diluted shares outstanding                              64,494        56,298        28,823        20,157        20,033
 Shares repurchased                                      10,000        13,000         2,000       118,955        93,200
 Average price of repurchased shares                      32.00         33.82         23.64         23.77         20.06
 Average earning assets                               1,868,573     1,807,535     1,768,789     1,759,924     1,716,597
 Interest bearing liabilities                         1,607,386     1,555,849     1,519,525     1,522,124     1,487,678

YEAR-TO-DATE
------------
 Diluted earnings per share                          $     2.31     $    1.76     $    1.27     $    0.64     $    2.58
 Diluted cash earnings per share                           2.59          1.97          1.41          0.71          2.83
 Cash dividends declared - per common share                0.88          0.65          0.43          0.21          0.80
 Cash earnings                                           18,518        14,071        10,035         5,072        20,741
 Return on average stockholders' equity                   9.23%         9.46%        10.36%        10.56%        11.33%
 Cash return on average stockholders' equity             10.41%        10.66%        11.58%        11.85%        12.56%
 Return on average assets                                 0.84%         0.87%         0.95%         0.96%         1.05%
 Cash return on average assets                            0.96%         0.99%         1.07%         1.09%         1.18%
 Net interest margin (FTE)                                3.92%         3.96%         4.04%         4.08%         4.24%
 FTE Adjustment                                           3,183         2,351         1,537           750         2,910
 Amortization of intangibles                              3,024         2,273         1,513           785         2,811
 Amortization of intangibles, net of taxes                1,990         1,494           994           518         1,872
 Average shares outstanding                           7,098,401     7,102,615     7,103,827     7,121,100     7,298,842
 Average earning assets                               1,800,992     1,778,218     1,764,382     1,759,924     1,648,734
 Interest bearing liabilities                         1,550,939     1,531,917     1,520,817     1,522,124     1,422,078

END OF PERIOD
-------------
 Book value                                          $    25.73     $   25.55     $   25.15     $   24.75     $   24.14
 Shares outstanding                                   7,087,185     7,090,075     7,101,045     7,072,216     7,180,966
 Full-time equivalent employees                             959           945           937           928           927
 Total number of ATM's                                       62            62            59            59            59
 Total number of branches                                    63            63            62            61            61
 Parent company only - investment in subsidiaries       199,480       196,987       194,700       192,997       190,159
 Parent company only - intangible assets                     27            50            72            94           116



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    January 17, 2002            /s/Barry L. Crow
--------------------------           ----------------------------------------
                                     Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer